UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2014

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Texas	000-24381	75-1386375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Plains Blvd.

Amarillo, Texas 79102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (806) 351-2300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.

On July 15, 2014, Hastings Entertainment, Inc., a Texas corporation (“Hastings”), announced that Draw Another Circle, LLC, a Delaware limited liability company (“Parent”), has completed its acquisition of Hastings. Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of March 17, 2014 (the “Merger Agreement”), by and among Hastings, Parent and Hendrix Acquisition Corp., a Texas corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into Hastings, with Hastings continuing as the surviving corporation (the “Merger”). As a result of the Merger, Hastings became a wholly owned subsidiary of Parent.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 15, 2014, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Hastings, with Hastings continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, Hastings became a wholly owned subsidiary of Parent and each share of common stock, par value $0.01 per share, of Hastings (the “Hastings Common Stock”) that was issued and outstanding immediately prior to the Effective Time (excluding any shares of stock held by Parent or its affiliates, any shares of stock held by Hastings in treasury or by any direct or indirect wholly owned subsidiary of Hastings and any shares of stock held by persons who have properly perfected their rights of dissent and appraisal) was converted into the right to receive $3.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

At the Effective Time, each option to purchase Hastings Common Stock that was outstanding immediately prior to the Effective Time pursuant to Hastings’ stock plans, whether or not vested or exercisable, was cancelled and terminated and any such option that was vested at the Effective Time was converted into the right to receive, for each share of Hastings Common Stock then subject to such vested option, a cash amount equal to the excess, if any, of (a) the Merger Consideration over (b) the exercise price payable with respect to such share of Hastings Common Stock issuable under such option (subject to reduction for withholding taxes).

The sources of funds for the Merger, including the payment of fees and expenses associated therewith, consist of (i) a contribution by Mr. Joel Weinshanker, the president and indirect holder of all outstanding equity interests of Parent, of $7.6 million in cash to Parent in exchange for equity interests therein and (ii) $15 million in a debt financing provided by Pathlight Capital LLC. Hastings’ fees and expenses for the Merger were financed from existing cash balances.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a form of which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Hastings on March 18, 2014 and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 15, 2014, in connection with the closing of the Merger, Hastings notified the NASDAQ Stock Market (“NASDAQ”) that the Merger had been completed and requested NASDAQ to file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist Hastings’ Common Stock from NASDAQ and deregister Hastings’ Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, Hastings intends to file with the SEC a certification and notice of termination on Form 15 under the Exchange Act requesting that Hastings’ Common Stock be deregistered under Section 12(g) of the Exchange Act and that Hastings’ reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of Hastings occurred and Hastings became a wholly-owned subsidiary of Parent. The information set forth in Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time of the Merger, each of John Marmaduke, Jeffery Shrader, Ann Lieff, Danny Gurr and Frank Marrs voluntarily resigned from the board of directors of Hastings and Joel Weinshanker, the sole director of Merger Sub, became the sole director of Hastings.

At the Effective Time, each of Mr. Marmaduke and Dan Crow retired from their positions as officers of Hastings pursuant to the terms of those certain Separation Agreements, each dated as of March 17, 2014 (the “Separation Agreements”), between Hastings and each of Messrs. Marmaduke and Crow. Under the terms of the Separation Agreements, Messrs. Marmaduke and Crow will receive lump-sum severance payments of $1.5 million and $750,000, respectively. In addition, the respective Separation Agreements provide that Messrs. Marmaduke and Crow will waive certain rights they may have against Hastings, including, without limitation, any rights with respect to a Change in Control as such term is defined in the respective Employment Agreements entered into with Hastings by each of Messrs. Marmaduke and Crow. At the Effective Time, Mr. Weinshanker became the Chief Executive Officer and Chief Financial Officer of Hastings.

The foregoing descriptions of the Separation Agreements and the Employment Agreements entered into by Messrs. Marmaduke and Crow do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Separation Agreement by and between Mr. Marmaduke and Hastings, a form of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed by Hastings on March 18, 2014 and is incorporated herein by reference, the full text of the Separation Agreement by and between Mr. Crow and Hastings, a form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed by Hastings on March 18, 2014, and is incorporated herein by reference, the full text of the Employment Agreement, dated as of February 1, 2009, by and between Mr. Marmaduke and Hastings, a form of which is attached as Exhibit 99.1 to the Current Report on Form 8-K filed by Hastings on April 16, 2009 and is incorporated herein by reference, and the full text of the Employment Agreement, dated as of August 1, 2008, by and between Mr. Crow and Hastings, a form of which is attached as Exhibit 10.29 to the Annual Report on Form 10-K filed by Hastings on April 21, 2009 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement and as filed with the Company’s Certificate of Merger filed with the Secretary of State of the State of Texas, at the Effective Time, the Third Restated Certificate of Formation of Hastings was amended. Pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the surviving corporation (the “Second Amended and Restated Bylaws”). The amendment to the Third Restated Certificate of Formation of Hastings is filed as Exhibit 3.1 hereto and incorporated by reference herein. The Second Amended and Restated Bylaws of Hastings are filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 15, 2014, Hastings held a special meeting of shareholders (the “Special Meeting”) to (i) vote on a proposal to adopt the Merger Agreement, (ii) vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement and (iii) vote on a proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to Hastings’ named executive officers in connection with the Merger.

There were 8,143,317 shares of Hastings Common Stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting there were 6,750,851 shares voted by proxy or in person. The results for each matter voted on were as follows:

Approval of the Merger Agreement

FOR:	6,579,446
AGAINST:	56,950
ABSTAIN:	1,076

Approval, on an advisory (non-binding) basis, of the compensation of Hastings’ named executive officers in connection with the transactions contemplated in the Merger Agreement

FOR:	6,518,219
AGAINST:	113,554
ABSTAIN:	5,699

As the action was not needed, Hastings did not take a vote with respect to the proposal to adjourn the Special Meeting.

Section 8 – Other Events

Item 8.01. Other Events.

On July 15, 2014, Hastings issued a press release announcing the results of the Special Meeting and the completion of the Merger, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2.1	Agreement and Plan of Merger by and among Hastings Entertainment, Inc., Draw Another Circle, LLC and Hendrix Acquisition Corp., dated as of March 17, 2014 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the registrant on March 18, 2014).

3.1	Amendment to Third Amended and Restated Certificate of Formation of Hastings Entertainment, Inc.

3.2	Amended and Restated Bylaws of Hastings Entertainment, Inc.

10.1	Separation Agreement by and between Hastings Entertainment, Inc. and John H. Marmaduke, dated as of March 17, 2014 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the registrant on March 18, 2014).

10.2	Separation Agreement by and between Hastings Entertainment, Inc. and Dan Crow, dated as of March 17, 2014 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the registrant on March 18, 2014).

99.1	Press Release issued by Hastings Entertainment, Inc., dated July 15, 2014.

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2014	Hastings Entertainment, Inc. (Registrant)

	By:	/s/ Joel Weinshanker
Joel Weinshanker
Chief Executive Officer

HASTINGS ENTERTAINMENT, INC.

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Hastings Entertainment, Inc., Draw Another Circle, LLC and Hendrix Acquisition Corp., dated as of March 17, 2014 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the registrant on March 18, 2014).

3.1	Amendment to Third Amended and Restated Certificate of Formation of Hastings Entertainment, Inc.

3.2	Amended and Restated Bylaws of Hastings Entertainment, Inc.

10.1	Separation Agreement by and between Hastings Entertainment, Inc. and John H. Marmaduke, dated as of March 17, 2014 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the registrant on March 18, 2014).

10.2	Separation Agreement by and between Hastings Entertainment, Inc. and Dan Crow, dated as of March 17, 2014 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the registrant on March 18, 2014).

99.1	Press Release issued by Hastings Entertainment, Inc., dated July 15, 2014.